Supplement dated September 16, 2013 to the Flexible Premium Variable Annuity

VAROOM and VAROOM II Prospectuses Dated May 1, 2013

Issued by National Integrity Life Insurance Company Through its Separate Account I

This is a supplement to the prospectuses identified above.  Please retain this supplement for future reference.

In Part 5 — Terms of Your Variable Annuity, in the section titled “Spousal Continuation,” the last paragraph is removed and replaced with the following:

A same-sex surviving spouse is recognized as your legal spouse under the Tax Code and will qualify for the federal tax advantages of spousal continuation where the marriage occurred in a state that legally recognizes it.  The survivor of a civil union or domestic partnership is not recognized as your legal spouse under the Tax Code and the federal tax advantages of spousal continuation are not available.

The survivor of a civil union or domestic partnership may elect to continue the contract under its terms if the celebration occurred in a state that legally recognizes the relationship and the relationship is recognized under state law in either: (a) the state where the contract was issued; or (b) the state of residence at time of death.  The election of spousal continuation by a surviving civil union or domestic partner is treated as an ordinary transfer of ownership and will be a taxable event.

In Part 6 — Optional Benefits, in the section titled “Guaranteed Lifetime Withdrawal Benefit,” subsection titled “Continuation of the Spousal GLWB at Owner’s Death,” is deleted and replaced with the following:

Legally married spouses — If your covered spouse is recognized as your legal spouse under the Tax Code, he or she will have the option to continue the contract and the GLWB Rider at the time of your death.  Your covered spouse will become the owner and annuitant of the contract and all terms and conditions of the contract continue to apply.  See Part 5, section titled “Spousal Continuation.”

Civil Union or Domestic Partners — for civil union or domestic partners as defined by state law, the covered partner may continue to receive the LPA under the terms of the Rider.  Due to federal tax laws, however, not all terms of the contract can be applied.  If the covered partner wishes to continue receiving the LPA, he or she must elect to treat the contract as an inherited IRA.  See Part 5, section titled “Death Benefit.”

All provisions of the contract and the GLWB Rider still apply, except (i) the covered partner must take at least the RMD each calendar year (caution: this may cause a Nonguaranteed Withdrawal if the LPA Eligibility Date has not been reached); (ii) the covered partner cannot add premium to the contract; (iii) the Death Benefit available to the beneficiary of the covered partner is limited to the Account Value on the Death Benefit Date; and (iv) the beneficiary of the covered partner will be required to receive the remaining Account Value either in a lump sum, over five years or over the life expectancy of the covered partner as determined by the Tax Code.  These restrictions are required by the Tax Code.